4. Convertible Debentures (Detail) (USD $)	1 Months Ended	3 Months Ended
	Dec. 31, 2012	Mar. 31, 2013
Derivative, Fair Value, Net	$ 150,000
Debt Instrument, Interest Rate, Effective Percentage	10.00%
Debt Instrument, Convertible, Terms of Conversion Feature	25%
Debt Instrument, Convertible, Beneficial Conversion Feature	150,000
Accretion Expense		$ 1,958